SASCO 2005-GEL1
Credit Risk Manager Report
August 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three       Loss Analysis
Section Four        Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1
Executive Summary
August 2005

Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
                                 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
                                 Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                     Closing Date    7/31/05**      7/31/05 as
                                                     a % of
                                                   Closing Date
Collateral Balance    $155,257,025  116,726,185      75.18%
Loan Count              1,230         1,007          81.87%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Recovery
Recovery Amount: $762,659
Delinquent Taxes
Murrayhill ID 6006309

-This loan originated on 10/31/2001 with an appraised value of $1,600,000. As of 7/31/2005, the unpaid principal balance of this loan is $762,659.
-According to the Miami-Dade county website, the 2002, 2003, and 2004 property taxes were delinquent and due in the amount of $73,246.
-Murrayhill contacted the county, and the representative stated that the borrower became delinquent one year after the taxes were due. The 2002 taxes were delinquent as of 6/1/2003. The county then gave the borrower/servicer 22 months to pay the delinquent taxes. This property was eligible for tax sale as of 4/1/2005 and could have gone to tax sale at any time. There is no redemption period after the property goes to tax sale.
-In order to save this property from tax sale, Murrayhill contacted the servicer and asked it to pay the 2002 property taxes.
-On 8/23/2005, the servicer emailed Murrayhill and stated that the delinquent taxes had been paid. Murrayhill confirmed with the county, that the 2002, 2003, and 2004 property taxes were paid in the amount of $73,246.
-According to the servicer, this borrower has been set up with an escrow account and the delinquent taxes will be collected over the next 12 months. Murrayhill prevented this property from being lost at tax sale. This recovery is calculated by using the unpaid principal balance as of 7/31/2005.

Loan-Level Analysis
Charge-off Candidate
Murrayhill ID 4145678

-A BPO performed on 7/28/2005 valued the property at $10,000. This is a 67 percent or $20,500 value decline since origination.
-Murrayhill asked the servicer to explain the large value decline. Murrayhill also requested the servicer review this loan for possible charge off. Murrayhill is estimating a loss severity of 103 percent.
-This loan entered foreclosure status on 6/2/2005. Based on Nebraska foreclosure timelines, this loan should proceed to foreclosure sale in October 2005.
2005 The Murrayhill Company. All Rights Reserved.

Hurricane Katrina

There are nine properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policy. Below is a table detailing these loans.

Murrayhill  Property     Delinquency    UPB as of
   ID       Location     Status as of    7/31/05
                           7/31/05

6005849  Moss Point, MS   Current        $40,682
6006413  Pearl, MS        Current        $103,682
6005855  Biloxi, MS       90+ Days       $18,544
6006806  New Orleans, LA  Current        $217,937
6006331  New Orleans, LA  Current        $80,218
6006708  Monroe, LA       Current        $84,935
6006384  Baton Rouge, LA  Current        $269,688
6006816  Theodore, AL     Current        $56,760
6006357  Saraland, AL     Current        $161,452

Collateral Statistics
                               Loan Count         Summed Balance

Suspect Original Appraisals*        1             $30,344
First Payment Default               1             $162,500
Early Payment Default**             2             $148,917
Multiple Loans to One Borrower      82            $9,259,598
* Value decline of 65 percent or greater since origination.
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     280           $8,613,371
30 Days Delinquent                  7            $153,501
60 Days Delinquent                  4            $150,336
90+ Days Delinquent                 7            $213,117

Delinquencies
                                30  60   90+   F   R
As Reported on Remittance:      48  28   21    25  4
As Reported by the Servicer:    48  27   23    25  2
Difference:                      0   1    2     0  2

2005 The Murrayhill Company. All Rights Reserved.

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
8/25/2005    121,439,562   $4,364,534       3.59%
7/25/2005    $126,268,394  $4,682,330       3.71%
6/25/2005    $132,352,361  $5,930,915       4.48%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 8/25/2005 remittance, seven loans with active prepayment flags were paid off, six of which had premiums remitted totaling $68,878. Murrayhill asked the servicer to explain why a premium was not remitted for Murrayhill ID 6005717. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in July 2005.

Loss Analysis

Reported Losses/Gains: $20,532  Number of Loans with Losses/Gains: 1

In the 8/25/2005 remittance, this security experienced one loss, totaling a net loss of $20,532. High losses to this security are considered to be those exceeding $50,000 and/or with a severity over 50 percent. This month, no loans met these criteria.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Prepayments
Mortgage Data Through: July 31, 2005
                             8/25/05  7/25/05  6/25/05  5/25/05  4/25/05 3/25/05

Total Cash Flows
Remitted by Servicers       $68,878  $23,564  $75,287  $22,198   $44,153 $51,932
Remitted by Trustee         $68,878  $23,564  $67,552  $22,198   $44,153 $51,932

Difference                    $0       $0      $7,735   $0       $0      $0


Total Collections by the Servicer
                             8/25/05  7/25/05  6/25/05  5/25/05  4/25/05 3/25/05

Total Paid-Off Loans (A)        26       37       36       25       38      14

Total Paid-Off Loans with Flags  7       11       15        4        9      10


Exceptions
Expired Prepayment Clauses       0        2        1        0        1       0

Liquidations                     0        0        0        0        0       0

(charge-offs, short sale, REO)
Acceleration of Debt             0        0        0        0        0       0

Note did not Allow               0        0        0        0        1       0

Total Exceptions                 0        2        1        0        2       0


Other Exceptions
Prohibited under State Statutes  0        0        0        0        0       0


Loans with Active Prepayment     6        9       14        4        7      10

Premiums with Remitted
Premiums ( B )

Loans without Prepayment         0        1        1        0        0       0

Flags with Remitted Premiums

Total Loans with Remitted        6       10       15        4        7      10

Prepayment Premiums ( C )

Loans with Active Prepayment     7        9       14        4        7      10

Premiums ( D )

Premiums Remitted for Loans      86%     100%   100%      100%     100%    100%

with Active Prepayment
Flags (B/D)

Total Loans with Remitted        86%     111%   107%      100%     100%    100%

Premiums (C/D)

Total Loans with Remitted     23.08%   27.03%  41.67%   16.00%   18.42%  71.43%


2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: July 31, 2005

Murrayhill ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff
                                                               Balance
6005717*   CA CCCCCC0 5/19/04  1.5 11/19/05  $233,073  $0        0%
6005697    CA CCCCCC0 6/22/04  2    6/22/06  $606,675  $15,709   3%
6005672    CA CCCCC30  7/8/04  2     7/8/06  $332,825  $9,510    3%
6005654    CA CCCCCC0 7/29/04  2    7/29/06  $480,000  $13,344   3%
6006629    CA CCCCC30  9/2/04  2     9/2/06  $300,860  $11,423   4%
6006632    HI CCCCCC0 9/16/04  2    9/16/06  $219,078  $6,344    3%
6006843    CA CCCCCC0 9/30/04  2    9/30/06  $373,498  $12,550   3%

*Awaiting Servicer Response

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Loss Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical Monthly Losses
Losses Through: July 31, 2005

Date        Loan Loss Amount  Loss Percentage

8/25/05          $20,532.03        0.01%

7/25/05          $53.00            0.00%

6/25/05          $0.00             0.00%

5/25/05          $0.00             0.00%

4/25/05          $0.00             0.00%

3/25/05          $0.00             0.00%

2/25/05          $0.00             0.00%

Totals:          $20,585.03        0.01%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Loss Reconciliation Report
Trustee Remittance Date: August 25, 2005


Remittance Statement        Summary

8/25/2005        $20,532        Loan-Level Losses:        $20,532
                                Subsequent Losses:        $0
                                 Subsequent Gains:        $0
                            Monthly Security Loss:        $20,532
                                  Losses Remitted:        $20,532
                                       Difference:        $0

Loan-Level Loss Report

Loan Number        Loss        Loan Number        Loss        Loan Number
Loss
6006018               $20,532
                          Loan-Level Loss Report        Total:        $20,532

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Loss Report
Losses Through: July 31, 2005

August 25, 2005

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6006018  IN     6/24/02     44%        $55,000       $20,532 37.33%
                                      $125,000

                                  Monthly Total:     $20,532 37.33%
July 25, 2005

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6005676   CA    7/12/04    20%         $63,000        $28    0.04%
                                      $315,000
6005678   CA     7/2/04    20%         $88,000        $25    0.03%
                                      $440,000

                                 Monthly Total:       $53    0.04%
                                 Overall Total:   $20,585    9.99%

2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005

AsOfDate  30 Days    60 Days     90 Days       FC      REO
1/31/05 $2,786,078  $1,383,899  $84,289     $227,152    $0
2/28/05 $4,485,958  $2,384,268  $496,486    $1,063,358  $0
3/31/05 $3,803,409  $1,501,902  $546,483    $1,623,343  $0
4/30/05 $7,288,578  $1,718,700  $1,096,430  $1,263,970  $48,969
5/31/05 $7,570,527  $2,590,389  $579,300    $1,974,025  $48,969
6/30/05 $7,492,719  $3,270,519  $1,511,129  $3,051,670  $146,969
7/31/05 $5,018,058  $4,123,296  $2,147,001  $3,981,206  $271,224

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005

AsOfDate 30 Days  60 Days  90 Days  FC   REO
1/31/05   44       19         1      2    0
2/28/05   37       23        10      7    0
3/31/05   26       17        10     12    0
4/30/05   48       12        15     12    1
5/31/05   53       21        12     15    1
6/30/05   50       23        19     21    2
7/31/05   48       27        22     25    3

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005

Date   Distribution  CPR   3-Month    6-Month   12-Month
           Date              MA          MA       MA
7/31/05   8/25/05  35.99%  38.38%     35.69%
6/30/05   7/25/05  36.55%  36.75%
5/31/05   6/25/05  42.38%  39.77%
4/30/05   5/25/05  30.79%  32.88%
3/31/05   4/25/05  45.21%
2/28/05   3/25/05  20.27%
1/31/05   2/25/05  31.98%

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: July 31, 2005

         Weighted  Default  Monthly  CDR     SDA    SDA %
Date   Average Age   Amt    Default (F-R)   Curve
                             Rate
7/31/05   21.97   $124,255  0.10%   1.19%   0.44%   272%
6/30/05   20.86   $98,000   0.07%   0.84%   0.42%
5/31/05   19.88   $0        0.00%   0.00%   0.40%     0%
4/30/05   18.72   $0        0.00%   0.00%   0.37%     0%
3/31/05   17.76   $0        0.00%   0.00%   0.36%     0%
2/28/05   15.01   $0        0.00%   0.00%   0.30%     0%
1/31/05   15.43   $0        0.00%   0.00%   0.31%     0%

Averages: 18.52   $31,751   0.02%   0.29%   0.37%    67%

2005 The Murrayhill Company. All Rights Reserved.